SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2008

BioMedical Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Colorado	__000-52652___	26-3161860
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

9800 Mt Pyramid Court # 350
            Englewood, CO  80112
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (303) 653-0100

_    _CET Services, Inc.

12503 Euclid Dr. #30, Centennial, Colorado  80111

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01:     COMPLETION OF ACQUISITION OF ASSETS

ITEM 3.02

UNREGISTERED SALE OF EQUITY SECURITIES

ITEM 3.03

MATERIAL MODIFICATION TO RIGHTS OF SECURITYHOLDERS

ITEM 5.01:     CHANGES IN CONTROL OF REGISTRANT

ITEM 5.02:     DEPARTURE OF DIRECTORS AND PRINCIPAL OFFICERS;
                         ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
                         OFFICERS

ITEM 5.03:     AMENDMENTS TO ARTICLES OF INCORPORATION

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Filed herewith are the consolidated audited financial statements of BioMedical Technology Solutions, Inc., a Colorado corporation, as of and for the years ended December 31, 2007 and 2006 and unaudited condensed consolidated financial statements as of June 30, 2008 and 2006.  Those financial statements include the following:

1.     Report of Independent Registered Public Accounting Firm

2.     Consolidated Balance Sheets at December 31, 2007 and 2006

3.     Consolidated Statements of Operations for the Years Ended December 31,

         2007 and 2006.

4.     Consolidated Statement of Changes in Shareholders' Equity for the

        Period from January 1, 2006 through December 31, 2007.

5.     Consolidated Statements of Cash Flows for the Years Ended

        December 31, 2007 and 2006.

6.     Notes to Consolidated Financial Statements

7.     Unaudited Condensed Consolidated Balance Sheet at June 30, 2008

8.     Condensed Consolidated Statements of Operations for the Six Month

         Ended June 30, 2008 and 2007

9.     Condensed Consolidated Statements of Cash Flows for the Six Month

         Ended June 30, 2008 and 2007

10.    Notes To Unaudited Condensed Consolidated Financial Statements.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined statement of operations of Biomedical Technology Solutions, Inc. (BMTS) gives effect to the merger of BMTS and CET Services, Inc. (CET) which was consummated on August 21, 2008  as if such transaction occurred at the beginning of the periods presented.  The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2008 is derived from the unaudited financial statements of BMTS and CET.

The unaudited pro forma condensed combined balance sheet at June 30,

2008 gives effect to the merger of BMTS and CET as if such transaction occurred on June 30, 2008.  The unaudited pro forma condensed combined balance sheet is derived from the historical balance sheet of BMTS and CET as of June 30, 2008.

The unaudited pro forma condensed combined financial data do not reflect the effects of any anticipated changes to be made by BMTS in its operations from the historical  operations,  are presented for  informational purposes only and should not be construed to be  indicating  (i) the results of operations or the financial  position of BMTS that  actually  would have occurred had the proposed merger  been  consummated  as of the  dates indicated  or (ii) the  results  of operation or the financial position of BMTS in the future.

The merger is accounted for as a reverse merger.

This unaudited pro forma condensed consolidated financial information and notes thereto should be read in conjunction with our historical financial statements and the related notes thereto and the historical audited and unaudited financial statements of BMTS included under Item 9.01(a) of this Current Report on Form 8-K and filed herewith.

(c)	Exhibits
	Item	Title
*	2.0	Agreement and Plan of Merger dated as of May 8, 2008.
*	2.1	Amendment No. 1 to Agreement and Plan of Merger
*	2.2	Amendment No. 2 to Agreement and Plan of Merger
*	2.3	Statement of Merger as filed with the Colorado Secretary of State
**	3.1	Articles of Incorporation of BioMedical Technology Solutions Holdings, Inc.
**	3.2	By-Laws of BioMedical Technology Solutions Holdings, Inc.
**	10.2	Indemnity Agreement dated as of August 21, 2008
***	99.1	Financial Information

*   Incorporated by reference to the Registrant's Current Report on Form 8-K dated August 21, 2008, as filed with the Commission on August 27, 2008.

**Incorporated by reference to the Registrant's Current Report on Form 8-K dated August 21, 2008, as filed with the Commission on August 27, 2008.

*** Filed herewith

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMedical Technology Solutions Holdings, Inc.

Date: November 13, 2008	Signature:	__/s/ Donald G. Cox______ Donald G. Cox, President

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